UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2016

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gubelstrasse 24

Park Tower, 15th Floor

6300 Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2016, Allied World Assurance Company Holdings, AG (“Holdings”) or one of its wholly-owned subsidiaries (such applicable subsidiary or Holdings, the “Company”) entered into an amended employment agreement with each of Scott A. Carmilani, President and Chief Executive Officer; John R. Bender, Chief Executive Officer, Reinsurance; Thomas A. Bradley, Executive Vice President & Chief Financial Officer; Wesley D. Dupont, Executive Vice President & General Counsel; Frank N. D’Orazio, President, Underwriting and Global Risk; John J. Gauthier, Executive Vice President & Chief Investment Officer; Marshall J. Grossack, Executive Vice President & Chief Actuary; Louis P. Iglesias, President, North America; Julian James, President, Global Markets; and John J. McElroy, Chief Operating Officer (each, an “Amended Employment Agreement”, and collectively, the “Amended Employment Agreements”).  The Amended Employment Agreements were entered into in order to comply with new requirements of Swiss law.  Except as described below, all terms and conditions of the Amended Employment Agreements remain materially unchanged from the prior employment agreements.  Capitalized terms used but not defined herein have the meanings set forth in the Amended Employment Agreements.

Each Amended Employment Agreement is for a three-year term commencing on January 1, 2016, subject to earlier termination as set forth therein.  Each Amended Employment Agreement requires a one-year notice by the Company for termination without Cause or by the executive for termination for any reason.  During the one-year notice period (the “Notice Period”), the Company may place the executive on Garden Leave (i.e., relieve the executive of his obligation to provide services to the Company).  During the Notice Period, the executive will be entitled to (i) base salary, (ii) accrued but unpaid obligations, (iii) any unpaid annual bonus with respect to any completed fiscal year, (iv) a pro rata annual bonus determined using the average annual bonus paid in the last two years, (v) a full-year annual bonus using the average annual bonus paid in the last two years, (vi) continued participation in health and insurance plans, (vii) continued vesting of equity-based awards and (viii) vesting in the number of equity-based awards that would otherwise have vested during the two-year period immediately following the Notice Period.  Upon any termination (other than by the Company with Cause or by the executive without Good Reason) within two years following a Change in Control, all equity-based awards granted to the executive will vest.  Each executive will be subject to non-interference and non-competition covenants during the term of the Amended Employment Agreement.

A form of the Amended Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  Other than with respect to title and base salary, each Amended Employment Agreement is materially identical to the form filed as Exhibit 10.1 hereto.  The description of the Amended Employment Agreement contained herein is qualified in its entirety by reference to the form of the Amended Employment Agreement attached hereto.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
10.1	Form of Amended Employment Agreement, dated as of January 1, 2016, for Certain Executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: January 7, 2016	By:	/s/ Wesley D. Dupont
	Name:	Wesley D. Dupont
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Amended Employment Agreement, dated as of January 1, 2016, for Certain Executives.